Morgan Stanley Aggressive Equity Fund
                          Item 77(O) 10F-3 Transactions
                        February 1, 2004 - July 31, 2004



 Security   Purcha   Size   Offeri    Total   Amount   % of    % of
Purchased     se/     of      ng     Amount     of    Offeri   Fund   Brokers
             Trade  Offeri   Price     of     Shares    ng      s
             Date     ng      of    Offering  Purcha  Purcha   Tota
                            Shares              sed     sed     l
                                                By      By     Asse
                                               Fund    Fund     ts
            02/09/  440,00   $4.84  $2,129,0  350,50  0.091%   0.17
              04      0,               00,       0              0%     Morgan
                     000               000                            Stanley,
                                                                       Nikko
 Shinsei                                                             Citigroup,
   Bank                                                                Nomura
                                                                     Securities
                                                                      , Nomura
                                                                     Internatio
                                                                        nal,
                                                                       Credit
                                                                       Suisse
                                                                       First
                                                                      Boston,
                                                                       Daiwa
                                                                     Securities
                                                                        SMBC
                                                                      Europe,
                                                                      Deutsche
                                                                      Bank, JP
                                                                     Morgan and
                                                                      Merrill
                                                                       Lynch
                                                                     Internatio
                                                                        nal